                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                Date of earliest event reported: August 16, 1996

                             Harmony Holdings, Inc.
               (Exact name of registrant as specified in charter)


   Delaware                       0-19577                       95-4333235
(State of other           (Commission file number)             (IRS employer
jurisdiction of                                                 identification
 incorporation)                                                   number)




1990 Westwood Boulevard, Suite 310, Los Angeles, California            90025
        (Address of principal executive offices)                    (Zip code)



       Registrant's telephone number, including area code: (310) 446-7700
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                                                                               2

                             ITEM 5.  OTHER EVENTS

     Pursuant to a Stock Subscription Agreement entered into in July 1996, Registrant sold to Unimedia, S.A., a French company ("Unimedia"), 1,000,000 shares of Common Stock of Registrant at a purchase price of $2.00 per share. A copy of that Agreement is attached to this Current Report as Exhibit A. The purchase price was received by Registrant on August 16, 1996, and the certificates representing such shares were issued in the name of Unimedia on August 20, 1996. The shares were not included in an effective Registration Statement under the Securities Act of 1933, as amended ("the "Act"), but were issued pursuant to the exemption set forth in S4(2) of the Act and the Rules and Regulations issued thereunder by the Commission.

     An agreement was entered into by Unimedia, Registrant and Harvey Bibicoff, Chairman of the Board of Registrant, which contemplated an agreement between Registrant and the holders of all the ordinary shares of Unimedia issued and outstanding in exchange for the issue and delivery to such holders of 10,000,000 shares of Preferred Stock, and 10,000,000 shares of Common Stock, of Registrant. If such transaction take place, such holders will own approximately 70% of all the authorized shares of capital stock of Registrant. A copy of that agreement is attached hereto as Exhibit B. Since an agreement with such holders has not been executed and the transaction has not taken place, Registrant is not filing herewith financial statements of Unimedia or pro forma financial information which is referred to in the instructions for Item 2. of Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(C) Exhibits

    Exhibit A. - Stock subscription Agreement between Registrant and Unimedia

    Exhibit B. - Agreement among Registrant, its Chairman of the Board and
                 Unimedia

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

                                       Harmony Holdings, Inc.
                                             Registrant


Date: August 16, 1996                  By:   /s/Brian Rackohn
                                            --------------------
                                              Brian Rackohn, CFO
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                                                                               3

                                    HARMONY
                                 HOLDINGS, INC.

                             SUBSCRIPTION AGREEMENT
                             ----------------------

                       This STOCK SUBSCRIPTION AGREEMENT
            (hereinafter sometimes referred to as the Agreement) is
              made and entered into this      th day of July, 1996
             between Harmony Holdings, Inc., a Delaware corporation
            (hereinafter referred to as (HHI) and Unimedia, S.A., a
            company whose siege social is in the Republic of France
                     (hereinafter referred to as Unimedia)


This Agreement is made with reference to the following:

     1. HHI has authorized a class of Common Stock, par value $.01 per share (hereinafter referred to as Common Stock) with a sufficient number thereof remaining unissued for the purposes of carrying out this Agreement.

     2. Unimedia desires to purchase One Million (1,000,000) shares of Common Stock on the terms and conditions hereinafter in this Agreement set forth.

     3. HHI desires to sell to Unimedia One Million (1,000,000) shares of Common Stock on the terms and conditions hereinafter in this Agreement set forth.

     4. All the terms used in this Agreement to express currency shall mean and refer to the currency of the United States of America.

     5. Unimedia and HHI envisage this stock purchase to be the first step in a series of steps which will result in the shareholders of Unimedia becoming the majority shareholder of HHI.

NOW THEREFORE, in consideration of the mutual covenants set forth in this Agreement and other good and valuable consideration, the parties hereby agree, upon the terms and conditions hereinafter set forth as follows:


Exhibit A
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                                                                               4
1.  SALE AND PURCHASE
    -----------------

     1.1 Upon the terms and conditions hereinafter set forth, HHI hereby sells to Unimedia one Million (1,000,000) shares of Common Stock, from its authorized but unissued Common Stock, for a purchase price of two dollars ($2) per share, or an aggregate purchase price of two Million ($2,000,000) Dollars.

     1.2 Upon the terms and conditions hereinafter set forth, Unimedia hereby purchases from HHI one Million (1,000,000) shares of HHI Common Stock, from its authorized but unissued Common Stock, for a purchase price of Two Dollars ($2.00) per share, or an aggregate purchase price pf Two Million ($2,000,000) Dollars.

2.  PAYMENT AND ISSUE
    -----------------

     2.1 Pursuant to section 2.3 below, Unimedia will pay to HHI in funds immediately realizable in Los Angeles, California, the sum of Two Million ($2,000,000) Dollars.

     2.2 Upon receipt of the funds required by subsection 2.1 of this Section, HHI will instruct its transfer agent to issue and deliver in the name of Unimedia the certificate or certificates representing the One Million (1,000,000) shares of Common Stock. HHI will deliver to Unimedia the said certificate within a maximum 10 days of the payment of the funds.

     2.3 Unimedia will pay the funds upon receipt of :

     - the minutes of the board of HHI ratifying the agreement signed this day between Mr. Harvey BIBICOFF, HHI and Unimedia setting forth in particular the terms of the acquisition by HHI of Unimedia and approving the said acquisition after reviewing and discussing the fairness opinion related hereto.

     - a legal opinion of HHI's counsel confirming that no shareholders meeting nor additional board action is necessary for the execution of the long form agreement and the completion of the acquisition of Unimedia by HHI.

3.  REGISTRATION RIGHTS
    -------------------

Provided that by September 30, 1996 the proposed acquisition of Unimedia by HHI has not been completed, Unimedia may demand at any time on or after September 30, 1996 that HHI register the shares of Common Stock purchased pursuant to this agreement. In that event, HHI undertakes to file a Registration Statement covering such shares as soon as possible and with no undue delay.

4.  REPRESENTATIONS AND WARRANTIES OF HHI
    -------------------------------------
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                                                                               5

     4.1 HHI is a corporation organized and existing under the laws of the State of Delaware and is in good standing. Each subsidiary of HHI, referred to in the Registration Statement on Form S-1 under the Securities Act of 1933, as amended (hereinafter referred to as the Act), with the Securities and Exchange Commission, No. 333-2648, is a corporation organized and existing under the laws of its jurisdiction of incorporation and is in good standing.

     4.2 A copy of Amendment No. 3 to the Registration Statement referred to in subsection 4.1 of this Section 4 has heretofore been delivered to Unimedia. The statements made therein are true and correct and did not omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

     4.3 The execution and delivery of this Agreement and the carrying out of the terms hereof have been duly authorized by all necessary corporate action and the Board of Directors of HHI has approved this Agreement, the execution, delivery and carrying out thereof and the issue and delivery of certificates representing shares of Common Stock sold pursuant to this Agreement.

     4.4 HHI has sufficient authorized but unissued shares of Common Stock to carry out this Agreement, and when certificates representing the shares sold pursuant to this Agreement are executed and delivered all shares of Common Stock represented thereby will be duly authorized, issued and outstanding, full paid and non-assessable. These shares of Common Stock are of the same class as all other shares of Common Stock issues and outstanding. The officer or officers who signatures appear on such certificates have been duly authorized to execute certificates representing shares of Common Stock, notwithstanding that one or more of them may not any longer hold the office indicated on such certificates. HHI shall use the $2,000,000 as working capital and in the ordinary course of HHI's business, and this until Unimedia's shareholders become HHI's largest shareholder.

5.  REPRESENTATIONS AND WARRANTIES OF UNIMEDIA
    ------------------------------------------

     5.1 Unimedia, a company duly organized under the laws of the Republic of France, is in full possession of all its corporate rights, powers and franchises.

     5.2 Unimedia has full power and authority under such laws and its organic documents to enter into this Agreement and carry out its terms.

     5.3 The execution and delivery of this Agreement and the carrying out of the terms hereof have been duly authorized by all necessary action on the part of Unimedia and the managing body or conseil de surveillance or Unimedia and has approved this Agreement, the execution delivery and carrying out thereof and the payment for the shares of Common Stock sold pursuant to this Agreement.

     5.4 Unimedia is acquiring the Common Stock for its own account and not with a view to any
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                                                                               6

distribution thereof or any participation in any such distribution.

     5.5 Unimedia repeats the representations and warranties made in the PROSPECTIVE INVESTOR QUESTIONNAIRE which it has completed and delivered to HHI at or before the execution of this Agreement.

     5.6 Unimedia understands and agrees that the certificate representing the shares of Common Stock sold to it pursuant to this Agreement may bear a restrictive legend indicating that the shares so represented have not been registered under the Act and may not be sold in the absence of such registration or an exemption therefrom, and that HHI may instruct its transfer agent to place "stop transfer" against those shares.

     5.7 Except as stipulated in section 3 above, Unimedia understands and agrees that HHI is not under any obligation to register the shares sold pursuant to this Agreement under the Act, or any state "blue sky" law, so called.

6.  GOVERNING LAW
    -------------

This Agreement shall be construed in accordance with the laws of the State of California applicable to contracts made and to be performed in that State, except where the law of some other jurisdiction mandatorily applies.

7.  NON ASSIGNABILITY
    -----------------

This Agreement, and the rights and duties set forth therein, may not be assigned in whole or in part by either party hereto, provided, however, that HHI may assign the funds to be received pursuant to this Agreement to its subsidiaries.

8.  INTEGRATION
    -----------

This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof.

9.  COUNTERPARTS
    ------------

This Agreement may be signed in any number of counterparts, each of which shall be an original, but all of which shall constitute but one and the same instrument.

10.  NOTICES
     -------

All notices, requests, demands and other communications required or permitted to be given under this Agreement shall be in writing and shall be deemed given to the party to whom addressed (i)
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                                                                               7

when delivered personally to such party, (ii) on the business day after being sent to such party by overnight courier or overnight mail, charges prepaid, or by facsimile transmission, charge prepaid or chargeable to the transmitting party, confirmed by the sending apparatus, (iii) on the next business day after being sent to such party by telegraph, telex or cable, toll prepaid, or (iv) three business days after being sent to such party registered or certified first class mail, or the equivalent (return receipt requested or equivalent serviced, postage prepaid) (provided that if such mailed material shall bear and address other than the country in which it is deposited in the mail, then it shall be sent by registered or certified first class air mail, provided that this requirement shall not apply to mail bearing an address in, and originating from, Canada, The United States of America or the Republic of Mexico, in each case addressed to the other parties to this Agreement at the address of such set forth in the PROSPECTIVE INVESTOR QUESTIONNAIRE or at such other address as may be set forth in a written notice given in conformity with this Section 10.


11.  CAPTIONS
     --------

Titles or captions of sections contained in this Agreement are inserted only as a matter of convenience and for reference, and in no way define, limit, extend or describe the scope of this Agreement or the intent of any provision thereof.

12.  GENDER AND NUMBER
     -----------------

Terms in the masculine shall include the feminine and neuter, and terms in the singular shall include the plural.


IN WITNESS WHEREOF, the parties have caused this Agreement to be executed in their respective company names by their respective company officers thereunto duly authorized, all as of the date first above written.

                                       HARMONY HOLDINGS, INC.


                                       By:    /s/ Harvey Bibicoff
                                              -----------------------

                                       Its      Chairman and CEO
                                              -----------------------
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                                                                               8
                                       UNIMEDIA, S.A.


                                       By:    /s/ Gilles Asouline
                                              --------------------------

                                       Its       Chairman and CEO
                                              --------------------------
                                                 President du Directoire



                               -----------------
                                   Agreement
                               -----------------


                                     AMONG

                             HARMONY HOLDINGS, INC.

                              HARVEY BIBICOFF and

                                  UNIMEDIA SA

                              Dates July 27, 1996
                             (as of July 22, 1996)


Exhibit B
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                                                                               9

This Agreement is made with reference to the following:
- ------------------------------------------------------

1) The shareholders of UNIMEDIA desire to sell all their outstanding ordinary shares of UNIMEDIA, and HARMONY HOLDINGS, INC. (Hereinafter "HHI") desires to purchase such shares, in exchange for a total amount of 20.000.000 shares of the Preferred Stock and Common Stock (per value $0.1 per share) of HHI.

2) Prior to the execution of a sale and purchase agreement setting forth the terms and conditions of such sale and purchase, UNIMEDIA agrees to purchase this day 1.000.000 shares of Common Stock of an aggregate amount of $2.000.000 pursuant to the terms and conditions set forth in the subscription agreement set out in Appendix A.

3) UNIMEDIA envisages to purchase after the execution of the Agreement, on the open market, a certain number of HHI shares which is currently contemplated to be up to 1.000.000 shares at a price no higher than $2.50 per share.



Now therefore, the parties to this agreement hereby agree, upon the terms and
- -----------------------------------------------------------------------------
conditions hereinafter set forth as follows:
- --------------------------------------------

1.  Sale and purchase agreement
    ---------------------------

The parties hereto agree to negotiate and execute in good faith before September 30th, 1996 an agreement that will set forth the terms and conditions of, in particular:

       - the sale by the UNIMEDIA shareholders of their UNIMEDIA shares and the purchase by HHI of such shares in exchange for shares of Preferred Stock, par Value $0.1 per share, and Common Stock par value $0.1 per share, of HHI;

       - the outstanding UNIMEDIA shares shall be purchases on the following basis: 100% of the outstanding UNIMEDIA shares is equal to 20.000.000 HHI Common Stock and Preferred Stock shares;

       - the parties will agree prior to the execution of the sale and purchase agreement, the law that will govern and construe such agreement;
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                                                                              10

       - representations and warranties granted by UNIMEDIA usually granted in this type of transaction, (covering in particular, organization, subsidiaries, capital stock, authority to execute and deliver the agreement, financial statements, title to properties, authority for operation, intellectual property and licenses, insurance contracts, no adverse action, compliance to law, no default, no adverse change, outstanding funded debt, absence of guarantees, labor disputes, outside interest, litigation, bank accounts, articles, by-laws, minutes and permits disclosure power of attorney, changes since the last balance sheet date, bankruptcy);

       - representations and warranties granted by Mr. Harvey BIBICOFF and HHI usually granted in this type of transaction (covering in particular, organization, subsidiaries, capital stock, authority to execute and deliver the agreement, financial statements, title to properties, authority for operation, intellectual property and licenses, insurance contracts, no adverse action, compliance to law, no default, no adverse change, outstanding funded debt, absence of guarantees, labor disputes, outside interest, litigation, bank accounts, articles, by-laws, minutes and permits disclosure power of attorney, changes since the last balance sheet date, bankruptcy);

         UNIMEDIA shall not grant HHI any representation or warranty related to the PIXEL group covering events prior to the PIXEL acquisition which will take Place in any event before October 15, 1996. UNIMEDIA shall however assign the benefit of the representations and warranties granted to UNIMEDIA by the founders of PIXEL.

2.  Representation and warranties of UNIMEDIA
    -----------------------------------------

- - UNIMEDIA hereby represents and warrants that the execution and delivery of this agreement and the carrying out of the terms by UNIMEDIA have been duly authorized by all necessary corporate action.

- - UNIMEDIA hereby represents and warrants that it has sufficient funds in its bank accounts to pay the two million dollars for the Purchase of the HHI shares referred to in the Subscription Agreement attached hereto. UNIMEDIA will instruct its bank to reserve this amount for such payment.

- - UNIMEDIA warrants and represents that at the time of closing of the contemplated acquisition that:

1. UNIMEDIA will have, an unencumbered asset, US $7.5 million in cash and/or Harmony stock.
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                                                                              11

2.  UNIMEDIA will have no banking debt.

3. PIXEL will have no banking debt except the debts owed to UNIMEDIA and whatever amount has been drawn down against its secured working capital bank line.

- - UNIMEDIA hereby represents and warrants that at least 51% of its shareholders have agreed and undertaken to exchange all their outstanding shares for HHI Common and Preferred Stock under the terms and conditions set forth in this agreement.

3.  Representations and warranties of HHI
    -------------------------------------

HHI hereby represents and warrants that:

- - The execution and delivery of this agreement and the carrying out of the terms hereof have been duly authorized by all necessary corporate action, and the board of directors of HHI has approved this Agreement, the execution, delivery and carrying out thereof.

- - HHI has provided to UNIMEDIA, as reflected in Appendix 3 hereto, a copy of the unaudited consolidated balance sheet of HHI as of March 31, 1996 and statements of operations and cash flows for the nine months ended March 31, 1996 (the "Financial Statements").

- - The Financial Statements described above, including the notes and schedules thereto, have been prepared in accordance with generally accepted accounting principals in the US, applied on a consistent basis and present fairly the consolidated financial position and results of the operations and cash flows of HHI and its subsidiaries and the changes in its financial condition at such date and or such periods.

- - HHI and its subsidiaries have no liabilities or obligations (absolute, accrued, contingent or otherwise) which were not fully reflected or reserved against in the Financial Statement, except for liabilities and obligations incurred in the ordinary course of business since the date of the Financial Statement.

- - On the basis set forth in Section 1, paragraph 2, the purchase and sale of 100% of UNIMEDIA shares referred to in section 1 above will grant the shareholders of UNIMEDIA approximately 69% of the share capital of HHI on a fully diluted basis (i.e. approximately 69% of the voting rights and 69% of the rights to dividends).

4. Representations and warranties of Harvey BIBICOFF and HHI
   ---------------------------------------------------------

Mr. Harvey BIBICOFF and HHI, jointly and severally, hereby represent and warrant that:

- - Since the date of the Financial Statement no material adverse change in the assets business or
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                                                                              12

forecast of HHI and its subsidiaries has occurred;

- - HHI or Mr. Harvey BIBICOFF are not structuring the acquisition of UNIMEDIA by HHI as a two step transaction as a method of receiving the financing and not proceeding with the acquisition, and know no reasons, liabilities or obligations (disclosed, non disclosed, absolute, accrued, contingent or otherwise) which will cause them to do so;

- - The Shareholders that will hold Preferred Stock shares referred to in Section 1 will have identical liabilities, rights and obligations as the ones holding the Common Stock shares.

5.  Undertakings of HHI and Mr. Harvey BIBICOFF
    -------------------------------------------

- - Mr. Harvey BIBICOFF undertakes to take all steps in view of the completion of the sale and purchase of the UNIMEDIA shares referred to in section 1 above, and in particular and if necessary, to vote in favor of such sale and purchase at HHI's shareholders meeting called to approve the transaction referred to in this agreement.

HHI undertakes not to issue or create any new HHI shares or option without the prior written consent of UNIMEDIA, except pursuant to the exercise of options help by employees or former employees granted prior to the execution of this agreement.

Mr. Harvey BIBICOFF undertakes to refrain from selling in any manner 80% of his HHI shares prior to the completion of the purchase of UNIMEDIA by HHI, and in any case by 9/30/96.



7.  Governing Law
    -------------

This Agreement shall be construed in accordance with the Laws of France and the "Tribunal de Commerce" de Paris will be competent.


/s/ Harvey Bibicoff                          /s/ Guilles Assouline
- ------------------------                     -----------------------
HARVEY BIBICOFF                              UNIMEDIA
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/s/ Harvey Bibicoff
- -------------------------------
HARMONY HOLDINGS, INCORPORATION